Exhibit 10.1

Execution Version

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

THIRTEENTH AMENDMENT, dated as of October 1, 2014 (this “Amendment”), by and among HUNTSMAN INTERNATIONAL LLC, a Delaware limited liability company (the “Borrower”), JPMORGAN CHASE BANK, N.A., as a Swing Line Lender and a Facing Agent and as Administrative Agent (in such capacity, the “Administrative Agent”) and COMMERZBANK AG, as an “Incremental Revolving Facility Lender” (in such capacity, the “2014 Incremental Revolving Lender”).

RECITALS:

WHEREAS, the Borrower, the lenders from time to time party thereto, the agents from time to time party thereto and the Administrative Agent have heretofore entered into that certain credit agreement dated as of August 16, 2005 (as heretofore amended, restated, supplemented or otherwise modified by the Consent and First Amendment to Credit Agreement dated as of December 12, 2005, the Consent and Second Amendment to Credit Agreement and Amendment to Security Documents dated as of June 30, 2006, the Third Amendment to Credit Agreement dated as of April 19, 2007, the Fourth Amendment to Credit Agreement dated as of June 22, 2009, the Fifth Amendment to Credit Agreement dated as of March 9, 2010, the Sixth Amendment to Credit Agreement dated as of March 7, 2011, the Seventh Amendment to Credit Agreement dated as of March 6, 2012, the Eighth Amendment to Credit Agreement dated as of March 11, 2013, the Ninth Amendment to Credit Agreement dated as of August 22, 2013, the Tenth Amendment to Credit Agreement dated as of October 15, 2013, the Eleventh Amendment to Credit Agreement dated as of August 12, 2014 and the Twelfth Amendment to Credit Agreement dated as of August 13, 2014 and as may be further amended, restated, supplemented or otherwise modified in accordance with its terms, the “Credit Agreement”) (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement).

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting an Incremental Revolving Facility pursuant to Section 2.13(a) of the Credit Agreement;

WHEREAS, pursuant to Section 2.13 of the Credit Agreement, (i) the Borrower may obtain Incremental Revolving Facilities by, among other things, entering into an Incremental Amendment with lenders providing such Incremental Revolving Facilities to effectuate an increase of the Revolving Facility, (ii) any Incremental Revolving Facility must be on identical terms and pursuant to documentation applicable to the Revolving Loans and (iii) no consent of any Lender (other than any lender providing any such Incremental Revolving Facility) is required to permit the effectiveness of any such Incremental Revolving Facility, the borrowing of Incremental Revolving Loans thereunder or to effectuate such Incremental Amendment;

WHEREAS, the Borrower has requested that the 2014 Incremental Revolving Lender provide an Incremental Revolving Facility in an aggregate principal amount equal to $25,000,000 (the “2014 Incremental Revolving Facility,” and the Incremental Revolving Loans thereunder, the “2014 Incremental Revolving Loans”); and

WHEREAS, the 2014 Incremental Revolving Lender has indicated its willingness to provide the 2014 Incremental Revolving Facility and lend the 2014 Incremental Revolving Loans on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Terms of 2014 Incremental Revolving Loans.  Subject to the terms and conditions set forth in Section 3, the 2014 Incremental Revolving Lender agrees to provide the 2014 Incremental Revolving Facility to the Borrower on the Thirteenth Amendment Effective Date (as defined below).  The 2014 Incremental Revolving Loans shall have terms identical to the Revolving Loans, as such terms are in effect immediately prior to the Thirteenth Amendment Effective Date.  The 2014 Incremental Revolving Loans shall be Revolving Loans for all purposes under the Credit Agreement and each other Loan Document.  Without limiting the generality of the foregoing, each reference to the “Revolving Facility” in the Loan Documents shall be deemed to include the 2014 Incremental Revolving Facility, each reference to a “Revolving Lender” in the Loan Documents shall be deemed to include the 2014 Incremental Revolving Lender, and each reference to a “Revolving Loan” or “Revolving Loans” in the Loan Documents shall be deemed to include a 2014 Revolving Loan or 2014 Revolving Loans, as applicable.

2.                                      Amendments to the Credit Agreement.

(i)                                     The definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement shall be amended by (i) adding the term “and the 2014 Incremental Revolving Facility on the Thirteenth Amendment Effective Date” after “including the 2014 Revolving Commitment Increase on the Eleventh Amendment Effective Date” and (ii) replacing “$600,000,000” with “$625,000,000”.

(ii)                                  Section 1.1 of the Credit Agreement shall be amended by adding the following definitions:

A.                                    “2014 Incremental Revolving Facility” has the meaning assigned thereto in the Thirteenth Amendment.

B.                                    “Thirteenth Amendment” means the Thirteenth Amendment, dated as of October 1, 2014, among the Borrower, the Facing Agents, the Swing Line Lender, the Administrative Agent and Commerzbank AG, as 2014 Incremental Revolving Lender.

C.                                    “Thirteenth Amendment Effective Date” has the meaning assigned thereto in the Thirteenth Amendment.

3.                                      Conditions to Effectiveness.  This Amendment shall become effective on the date that the following conditions shall have been satisfied (the “Thirteenth Amendment Effective Date”):

(i)                                     Amendment Signatures. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, the Administrative Agent and the 2014 Incremental Revolving Lender and (ii) the Consent and Reaffirmation, in the form attached hereto as Exhibit A duly executed and delivered by the Borrower and each of the Subsidiary Guarantors.

(ii)                                  Fees and Expenses. The Borrower shall have paid, to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Thirteenth Amendment Effective Date (x) the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and (y) any fees payable to the 2014 Incremental Revolving Lender or any of its Affiliates in connection with the transactions contemplated by this Amendment.

(iii)                               Notes.  The Borrower shall have duly executed and delivered to the Administrative Agent a note in the form of Exhibit 2.2(a)(2) to the Credit Agreement, payable to the 2014 Incremental Revolving Lender if it has requested a note, in the amount of the 2014 Incremental Revolving Facility, which note shall be in full force and effect.

(iv)                              Opinion of Counsel.  The Administrative Agent shall have received from Latham & Watkins LLP, special counsel to the Borrower, an opinion in the form attached hereto as Exhibit B, addressed to the Administrative Agent and each of the Lenders and dated the Thirteenth Amendment Effective Date.

(v)                                 Secretary’s Certificate, Etc.  The Administrative Agent shall have received (i) a certificate as to the good standing of the Borrower and each Subsidiary Guarantor as of a recent date, from the Secretary of State of its state of organization; (ii) a certificate of the secretary or assistant secretary of the Borrower and each Subsidiary Guarantor dated on or about the Thirteenth Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or equivalent thereof) (or a certification that the by-laws (or equivalent thereof) have not changed since the Twelfth Amendment Effective Date) and (2) the certificate or articles of incorporation, certified as of a recent date by the Secretary of State of the applicable state of organization, in each case of the Borrower or such Subsidiary Guarantor as in effect on the Thirteenth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or, if such by-laws (or equivalent thereof) or certificate or articles of incorporation have not been amended or modified since the most recent delivery thereof to the Administrative Agent, certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent thereof) of the Borrower or such Subsidiary Guarantor authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Amendment or the Consent and Reaffirmation Agreement on behalf of the Borrower or such Subsidiary Guarantor; (iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate pursuant to clause (ii) above.

(vi)                              Officer’s Certificate.  The Administrative Agent shall have received a certificate, dated the Thirteenth Amendment Effective Date and signed by a Responsible Officer on behalf of the Borrower, confirming that (i) the Borrower has complied with the requirements of Section 7.11(b) of the Credit Agreement with respect to all Subsidiaries formed or acquired on or after the Twelfth Amendment Effective Date and (ii) the representations and warranties contained in Section 4 hereof are true and correct as of the Thirteenth Amendment Effective Date.

(vii)                           Solvency Certificate. The Borrower shall have delivered to the Administrative Agent a solvency certificate from the chief financial officer or other officer with equivalent duties of the Borrower (after giving effect to the 2014 Incremental Revolving Facility on the Thirteenth Amendment Effective Date) in form and substance reasonably satisfactory to the Administrative Agent.

4.                                      Representations and Warranties.  On and as of the Thirteenth Amendment Effective Date, before and after giving effect to the 2014 Incremental Revolving Facility, the Borrower hereby represents and warrants to each Lender as follows:

(i)                                     this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, and the Credit Agreement after giving effect to this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms (in each case, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law));

(ii)                                  each of the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the Thirteenth Amendment Effective Date, as though made on and as of such time, except to the extent such representations and warranties are expressly made as of a specific date, in which event such representations and warranties are true and correct as of such specified date;

(iii)                               the 2014 Incremental Revolving Facility shall rank pari passu in right of payment and of security with the Loans; and

(iv)                              immediately prior to, and after giving effect to the incurrence of the 2014 Incremental Revolving Facility, no Event of Default or Unmatured Event of Default exists.

5.                                      Post-Thirteenth Amendment Effective Date Obligation

Within 30 days after the Thirteenth Amendment Effective Date, the Administrative Agent shall have received a reasonably satisfactory opinion from Bond Dickinson LLP, local counsel to the Borrower as to matters of English law, addressed to the Administrative Agent and each of the Lenders.

6.                                      References to and Effect on the Credit Agreement.

(a)                                 On and after the Thirteenth Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein,” or words of like import in respect of the Credit Agreement, as the case may be, in the Loan Documents and all other documents (the “Ancillary Documents”) delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as hereby amended.

(b)                                 Except as specifically amended above, the Credit Agreement, and the other Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

7.                                      Miscellaneous.

(a)                                 Execution in Counterparts.  This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.  Delivery of an executed signature page to this Amendment by telecopy or electronic (pdf) transmission shall be deemed to constitute delivery of an originally executed signature page hereto.

(b)                                 Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE.

(c)                                  Headings.  Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

(d)                                 Integration.  This Amendment, the other agreements and documents executed and delivered pursuant to this Amendment and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)                                  Loan Document.  This Amendment is an Incremental Amendment contemplated by Section 2.13(d) of the Credit Agreement and shall constitute a Loan Document.

(f)                                   Binding Effect.  This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower and the Administrative Agent and the Lenders and their respective successors and assigns.  Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(g)                                  Consent to Jurisdiction; Waiver of Jury Trial.

(i)                                     Each party hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York State court sitting in the City of New York in any action or proceeding arising out of or relating to this Amendment, and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in any such United States federal or New York State court and the Borrower and each Lender irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(ii)                                  Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

HUNTSMAN INTERNATIONAL LLC

By:	/s/ John R. Heskett
Name:	John R. Heskett
Title:	Vice President, Planning and Treasurer

SIGNATURE PAGE TO
HUNTSMAN INTERNATIONAL LLC THIRTEENTH AMENDMENT

JPMORGAN CHASE BANK, N.A.,
as Facing Agent, Swing Line Lender and Administrative Agent

By:	/s/ Gitanjali Pundir
	Name:	Gitanjali Pundir
	Title:	Vice President

SIGNATURE PAGE TO
HUNTSMAN INTERNATIONAL LLC THIRTEENTH AMENDMENT

COMMERZBANK, AG,
New York and Grand Cayman Branches
as the 2014 Incremental Revolving Lender

By:	/s/ Ignacio Campillo
	Name:	Ignacio Campillo
	Title:	Managing Director

By:	/s/ Barbara Stacks
	Name:	Barbara Stacks
	Title:	Vice President

SIGNATURE PAGE TO
HUNTSMAN INTERNATIONAL LLC THIRTEENTH AMENDMENT

EXHIBIT A

CONSENT AND REAFFIRMATION

October 1, 2014

Reference is made to (i) the Credit Agreement dated as of August 16, 2005 (as heretofore amended, restated, supplemented or otherwise modified by the Consent and First Amendment to Credit Agreement dated as of December 12, 2005, the Consent and Second Amendment to Credit Agreement and Amendment to Security Documents dated as of June 30, 2006, the Third Amendment to Credit Agreement dated as of April 19, 2007, the Fourth Amendment to Credit Agreement dated as of June 22, 2009, the Fifth Amendment to Credit Agreement dated as of March 9, 2010, the Sixth Amendment to Credit Agreement dated as of March 7, 2011, the Seventh Amendment to Credit Agreement dated as of March 6, 2012, the Eighth Amendment to Credit Agreement dated as of March 11, 2013, the Ninth Amendment to Credit Agreement dated as of August 22, 2013, the Tenth Amendment to Credit Agreement dated as of October 15, 2013, the Eleventh Amendment to Credit Agreement dated as of August 12, 2014 and the Twelfth Amendment to Credit Agreement dated as of August 13, 2014 and as may be further amended, restated supplemented or otherwise modified in accordance with its terms, the “Credit Agreement”), by and among Huntsman International LLC, a Delaware limited liability company (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent, the Agents party thereto and the Lenders party thereto and (ii) the Thirteenth Amendment to Credit Agreement (the “Thirteenth Amendment”) dated as of even date herewith, among the Borrower, the Facing Agents, the Swing Line Lender, Commerzbank AG, as the 2014 Incremental Revolving Lender and the Administrative Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as amended by the Thirteenth Amendment, the “Amended Credit Agreement”) are used herein as therein defined.

1.                                      Each of the undersigned hereby (a) acknowledges receipt of a copy of the Thirteenth Amendment, (b) consents to and approves the execution, delivery and performance of the Thirteenth Amendment and the performance of the Credit Agreement as amended by the Thirteenth Amendment.

2.                                      After giving effect to the Thirteenth Amendment, the incurrence of the 2014 Incremental Revolving Facility and the amendments and modifications to the Loan Documents effectuated by the Thirteenth Amendment, each of the undersigned ratifies, reaffirms and agrees to perform all of its obligations under each Loan Document to which it is a party (whether as original signatory thereto, by supplement thereto, by operation of law or otherwise), and agrees that all such obligations remain in full force and effect including, without limitation, all of its obligations under each of the following Loan Documents to which it is a party:

(a)                                 the Amended Credit Agreement;

(b)                                 each Note;

(c)                                  each Security Document, including without limitation:  (i) the Collateral Security Agreement dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Collateral Security Agreement dated as of December 20, 2005, Supplement No. 2 to Collateral Security Agreement dated as of December 22, 2010, Supplement No. 3 to Collateral Security Agreement dated as of December 20, 2012, Second Amendment to Collateral Security Agreement dated as of October 15, 2013 and Supplement No. 4 to Collateral Security Agreement dated as of October 1, 2014) (ii) the Pledge Agreement dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Pledge Agreement dated as of December 20, 2005, Supplement No. 2 to Pledge Agreement dated as of December 22, 2010, Supplement No. 3 to Pledge Agreement dated as of December 20, 2012, Second Amendment to Pledge Agreement dated as of October 15, 2013 and Supplement No. 4 to Pledge Agreement dated as of October 1, 2014), (iii) the UK Pledge Agreements, (iv) the UK Debenture, and (v) the Mortgages; and

(d)                                 each Guaranty, including, without limitation, the Subsidiary Guaranty dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 2 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 3 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 4 to Subsidiary Guaranty dated as of December 22, 2010, Supplement No. 5 to Subsidiary Guaranty dated as of December 20, 2012, Second Amendment to Subsidiary Guaranty dated as of October 15, 2013 and Supplement No. 6 to Subsidiary Guaranty dated as of October 1, 2014).

3.                                      After giving effect to the Thirteenth Amendment and the modifications effectuated thereby, each of the undersigned, with respect to each Security Document to which it is a party (a) reaffirms and ratifies the Liens granted by the undersigned under such Security Document and (b) confirms and acknowledges that the Liens granted by the undersigned under such Security Document remain in full force and effect.

4.                                      After giving effect to the Thirteenth Amendment and the modifications effectuated thereby, each of the undersigned agrees that, from and after the Thirteenth Amendment Effective Date, each reference to “the Credit Agreement” in the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement.

5.                                      Each of the undersigned agrees that this Consent and Reaffirmation is made for the benefit of the Administrative Agent, the Lenders from time to time party to the Credit Agreement and the other persons secured by any of the Security Documents (whether defined in such Security Documents as “Secured Parties” or otherwise).

6.                                      EACH OF THE UNDERSIGNED AGREES THAT THIS CONSENT AND REAFFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

A-2

IN WITNESS WHEREOF, the undersigned has caused this Consent and Reaffirmation to be duly executed and delivered as of the date first written above.

HUNTSMAN INTERNATIONAL LLC

By:	/s/ John R. Heskett
Name:	John R. Heskett
Title:	Vice President, Planning and Treasurer

Executed as a deed by
TIOXIDE AMERICAS LLC

By:	/s/ John R. Heskett
Name:	John R. Heskett
Title:	Vice President, Planning and Treasurer

Witnessed by:	Michelle Fujinami

Executed as a deed on behalf of
TIOXIDE GROUP by a Director:

/s/ J. Kimo Esplin
Name:	J. Kimo Esplin
Title:	Director

In the presence of:

/s/ Brandon M. Gray
Name:	Brandon M. Gray
Title:	Attorney-in -Fact

AIRSTAR CORPORATION

BLUEBIRD I, LLC

CHEMICAL SPECIALTIES LLC

HUNTSMAN ADVANCED MATERIALS AMERICAS LLC

HUNTSMAN ADVANCED MATERIALS LLC

HUNTSMAN AUSTRALIA HOLDINGS LLC

HUNTSMAN AUSTRALIA LLC

HUNTSMAN CHEMICAL PURCHASING LLC

HUNTSMAN ENTERPRISES LLC

HUNTSMAN ETHYLENEAMINES LLC

HUNTSMAN FUELS LLC

HUNTSMAN INTERNATIONAL FINANCIAL LLC

HUNTSMAN INTERNATIONAL FUELS LLC

HUNTSMAN INTERNATIONAL TRADING CORPORATION

HUNTSMAN MA INVESTMENT CORPORATION

HUNTSMAN MA SERVICES CORPORATION

HUNTSMAN PETROCHEMICAL LLC

HUNTSMAN PETROCHEMICAL PURCHASING LLC

HUNTSMAN PROCUREMENT LLC

HUNTSMAN PROPYLENE OXIDE LLC

HUNTSMAN PURCHASING, LTD.

By:                            Huntsman Procurement LLC, its General Partner

HUNTSMAN SURFACTANTS TECHNOLOGY CORPORATION

ROCKWOOD PIGMENTS NA, INC.

SACHTLEBEN LLC

TIOXIDE AMERICAS (HOLDINGS) LLC

By:	/s/ John R. Heskett
Name:	John R. Heskett
Title:	Vice President, Planning and Treasurer